                                                                   EXHIBIT 10.13
                                 AMENDMENT No. 9

                                       to

                       AMETEK RETIREMENT AND SAVINGS PLAN



         WHEREAS, there was adopted and made effective as of October 1, 1984, the AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 2.3(a) of the Plan shall be amended to read in its entirety:

                  "a. Notwithstanding Sections 2.1 or 2.2, an Employee shall not be eligible to be a Participant in this Plan if (i) he is a Leased Employee, unless the participation of such Leased Employee in the Plan is required so that the Plan meets the applicable requirements of
         Section 414(n)(3) of the Code, (ii) he is eligible to participate in the AMETEK 401(k) Plan for Acquired Businesses; or (iii) he is an employee whose terms and conditions of employment are determined pursuant to the terms of a collective bargaining agreement; unless the collective bargaining agreement provides for the inclusion of such Employee in the Plan, in which case the Employee will be eligible to participate in the Plan, pursuant to Section 2.2, on the later of the date specified in the collective bargaining agreement or the next January 1st which is on or after the date he completes the eligibility requirements set forth in Section 2.2."

                  SECOND: The provisions of this Amendment No. 9 shall be effective as of May 1, 1999.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 12th day of May, 1999.


                                          AMETEK, Inc.

                                          By:/s/ Donna F. Winquist
                                             ---------------------------
Attest:


/s/ Kathryn E. Londra
---------------------